UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) NOVEMBER 16, 2000
                                                 -----------------

                              TAM RESTAURANTS, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)

          DELAWARE                   0-23757                 13-3905598
          --------                   -------                 ----------
  (State or other jurisdiction     (Commission              (IRS Employer
  of incorporation)                 File Number)            Identification No.)


    1163 FOREST AVENUE, STATEN ISLAND, NEW YORK             10310
    -------------------------------------------             -----
    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (718) 720-5959
                                                   --------------


                      ______________N/A___________________
         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.

           On November 16, 2000 the Board of Directors of the Registrant voted to replace Jeanne Cretella as Secretary of the Registrant and all subsidiaries. The Board of Directors then elected Christine D'Ottavio as Secretary of the Registrant and all subsidiaries until the next annual meeting of shareholders. The Board of Directors also appointed Christine D'Ottavio Vice President of the Registrant.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TAM RESTAURANTS, INC.


Dated: December 1, 2000                 By: /s/ Anthony Golio
                                            ----------------------
                                            Anthony Golio
                                            President